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Our ref:         APO/NDW /cp/131868                [LOGO] BAKER TILLY
Your ref:

                                                   2 Bloomsbury Street
                                                   London WC1B 3ST
                                                   Tel: +44 (0)20 7413 5100
                                                   Fax: +44 (0)20 7413 5101
                                                   DX: 1040 London/Chancery Lane
                                                   www.bakertilly.co.uk

                                                                      5 May 2003
The Board of Directors
Delta Galil Industries Limited
Textile House
2 Kaufman Street
Tel Aviv 68012
Israel




Dear Sirs

DELTA TEXTILES (LONDON) LIMITED
YEAR ENDED 31 DECEMBER 2002
CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the use in the Annual Report on Form 20-F of Delta Oalil Industries Ltd. filed with the United States Securities and Exchange Commission, of our report dated May 5, 2003 on the consolidated balance sheets of Delta Oalil Industries Limited and its subsidiaries as at December 31, 2002 and the 'consolidated statements of income, retained earnings and changes in financial position for the years ended December 31, 2002, 2001 and 2000 and to the incorporation by reference of such report into (i) the Registration Statement of F-3 (Registration No. 333-12984) (ii) three Registration Statements on Form S-8 of Delta Galil Industries Ltd. (Registration Nos. 333-12608 and 333-13716 and 333-102247).

Yours faithfully


/s/ Baker Tilly
Baker Tilly